Exhibit 4.1

SIXTH SUPPLEMENTAL INDENTURE

     SIXTH SUPPLEMENTAL INDENTURE, dated as of July 11, 2005 (this “Sixth Supplemental Indenture”), by and among AMB PROPERTY, L.P., a Delaware limited partnership (the “Operating Partnership”), AMB PROPERTY CORPORATION, a Maryland corporation (the “Parent Guarantor”), and U.S. BANK NATIONAL ASSOCIATION, a national association organized and existing under the laws of the United States of America, as successor-in-interest to State Street Bank and Trust Company of California, N.A. (the “Predecessor Trustee”), as trustee hereunder (the “Trustee”).

R E C I T A L S

     WHEREAS, reference is hereby made to the Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, that certain Second Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, that certain Third Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, that certain Fourth Supplemental Indenture dated as of August 15, 2000, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, and that certain Fifth Supplemental Indenture dated as of May 7, 2002, by and among the Operating Partnership, the Parent Guarantor and the Trustee (as so supplemented, and as supplemented by this Sixth Supplemental Indenture, together, the “Indenture”).

     WHEREAS, pursuant to a Board Resolution or authority granted thereby, the Operating Partnership has authorized the issuance of $112,491,000 in aggregate principal amount of 5.094% Notes Due 2015, as a new series of Securities under the Indenture (the “Notes”).

     WHEREAS, the Operating Partnership desires to establish the terms of the Notes in accordance with Section 301 of the Base Indenture and to establish the form of the Notes in accordance with Section 201 of the Base Indenture.

     WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid agreement of the Operating Partnership and the Parent Guarantor in accordance with the terms of the Base Indenture have been done.

     NOW THEREFORE, the Operating Partnership and the Trustee hereby deliver this Sixth Supplemental Indenture as follows:

ARTICLE I.
TERMS

     SECTION 101. TERMS OF NOTES. The following terms relating to the Notes are hereby established:

          (1) The title of the series of Securities authenticated and delivered under this Sixth Supplemental Indenture shall be the “5.094% Notes Due 2015.”

          (2) The limit upon the aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of or in exchange for or in lieu of other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture) shall be $112,491,000.

          (3) The date on which the principal amount of the Notes shall be payable is June 30, 2015 (the “Stated Maturity Date”).

          (4) The rate at which the Notes shall bear interest shall be 5.094% per annum, on the basis of a 360-day year consisting of twelve 30-day months. The date from which such interest shall accrue shall be July 11, 2005, and shall accrue to but excluding the Stated Maturity Date, until the principal thereon is paid or duly made available for payment. The Interest Payment Dates on which such interest will be payable shall be June 30 and December 30 of each year, commencing December 30, 2005. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the 15th calendar day preceding the applicable Interest Payment Date.

          (5) The payment of principal (and premium, if any) and interest on the Notes on any day, if the Holder of such Notes is The Depository Trust Company, a New York corporation (or its nominee or other depository, a “Depository”), will be made in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and the Depository as may be in effect from time to time. Otherwise payment of principal (and premium, if any) and interest on the Notes shall be payable, and Notes may be surrendered for the registration of transfer or exchange, at the place or places maintained by the Operating Partnership for that purpose, which shall initially be U.S. Bank National Association, 60 Livingston Street, St. Paul Minnesota 55107, unless the Holder is notified otherwise; provided, however, that at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Operating Partnership’s security register or by wire transfer to an account maintained by the payee located in the United States. Unless the Holder is notified otherwise, the place where notices or demands to or upon the Operating Partnership in respect of the Notes and the Indenture may be served shall be U.S. Bank National Association, 60 Livingston Street, St. Paul Minnesota 55107.

          (6) The Notes shall be redeemable, in whole or in part, at any time before the Stated Maturity Date at the option of the Operating Partnership. The price to be paid by the Operating Partnership in connection with any such redemption on the applicable Redemption Date shall be as follows:

     (a) in the event that the Operating Partnership shall redeem any Notes at any time prior to June 30, 2012, the price to be paid in connection with such redemption shall be an amount equal to the greater of (i) 100% of the principal amount thereof and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date; and

     (b) in the event that the Operating Partnership shall redeem any Notes on or after June 30, 2012, the price to be paid in connection with such redemption shall be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

          (7) The Trustee shall initially be the Security Registrar and/or Paying Agent for the Notes.

          (8) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture.

          (9) The Events of Default and the covenants set forth in the Base Indenture shall be only the Events of Default and the covenants with respect to the Notes.

          (10) Interest on any Note shall be payable only to the Person in whose name any such Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          (11) The Notes shall not be subordinated to any other Debt of the Operating Partnership and shall constitute senior unsecured obligations of the Operating Partnership.

     SECTION 102. FORM OF SUBSIDIARY GUARANTEE. The form of the Subsidiary Guarantee which shall be executed if required pursuant to Section 1013 of the Base Indenture is attached hereto as EXHIBIT B.

ARTICLE II.
FORM OF NOTES; TRANSFER AND EXCHANGE

     SECTION 201. FORM OF NOTES.

          (1) Notwithstanding any provision in the Base Indenture to the contrary, Notes issued in global form will be substantially in the form of EXHIBIT A hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Notes issued in definitive form will be substantially in the form of EXHIBIT A (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto).

          (2) Each Global Note will represent such of the outstanding Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 202 hereof. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream

Banking” and “Customer Handbook” of Clearstream will be applicable to transfers of beneficial interests in the Regulation S Global that are held by Participants through Euroclear or Clearstream.

     SECTION 202. TRANSFER AND EXCHANGE. Except as otherwise indicated below, the provisions of this Section 202 of this Sixth Supplemental Indenture, to the extent inconsistent or conflicting with the provisions of Section 305 of the Base Indenture, shall control and supersede the provisions of Section 305 of the Base Indenture.

          (1) Transfer and Exchange of Global Notes. A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Operating Partnership for Definitive Notes if:

               (a) the Operating Partnership delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Operating Partnership within 120 days after the date of such notice from the Depositary;

               (b) the Operating Partnership in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; or

               (c) there has occurred and is continuing an Event of Default with respect to the Notes.

     Upon the occurrence of either of the preceding events in (a) or (b) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 304 and 306 of the Base Indenture. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 202 or pursuant to Section 304 or 306 of the Base Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 202(1), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 202(2) or (3) hereof.

          (2) Transfer and Exchange of Beneficial Interests in Global Notes. The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (a) or (b) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

               (a) Transfer of Beneficial Interests in Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 202(2)(a).

               (b) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 202(2)(a) above, the transferor of such beneficial interest must deliver to the Security Registrar either:

                    (i) both:

               (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

               (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                    (ii) both:

               (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

               (B) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (a) above.

     Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 202(7) hereof.

               (c) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 202(2)(b) above and the Security Registrar receives the following:

                    (i) if the transferee will take delivery in the form of a beneficial interest in the Domestic Global Note, then the transferor must deliver (A) a certificate in the form of EXHIBIT D hereto, including the certifications in item (i) thereof; or (B) a certificate in the form of EXHIBIT D hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, as applicable; or

                    (ii) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of EXHIBIT D hereto, including the certifications in item (2) thereof; and

               (d) Transfer and Exchange of Beneficial Interests in Restricted Global Note for Beneficial Interest in Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 202(2)(b) above and:

                    (i) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (ii) the Security Registrar receives the following:

               (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in item (1)(a) thereof; or

               (B) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of EXHIBIT D hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (ii), if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to subparagraph (i) or (ii) above at a time when an Unrestricted Global Note has not yet been issued, the Operating Partnership shall issue and, upon receipt of an Operating Partnership Request in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (i) or (ii) above.

     Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

          (3) Transfer or Exchange of Beneficial Interests for Definitive Notes.

               (a) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Security Registrar of the following documentation:

                    (i) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in item (2)(a) thereof;

                    (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (1) thereof;

                    (iii) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (2) thereof;

                    (iv) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (3)(a) thereof;

                    (v) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (i) through (iv) above, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                    (vi) if such beneficial interest is being transferred to the Operating Partnership or any of its Subsidiaries, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (3)(b) thereof; or

                    (vii) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 202(7) hereof, and the Operating Partnership shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 202(3) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 202(3)(a) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

               (b) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                    (i) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (ii) the Security Registrar receives the following:

               (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in item (1)(b) thereof; or

               (B) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of EXHIBIT D hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (ii), if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (c) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 202(2)(b) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 202(7) hereof, and the Operating Partnership will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 202(3)(c) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Security Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 202(3)(c) will not bear the Private Placement Legend.

          (4) Transfer and Exchange of Definitive Notes for Beneficial Interests.

               (a) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

                    (i) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of EXHIBIT C hereto, including the certifications in item (2)(b) thereof;

                    (ii) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (1) thereof;

                    (iii) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (2) thereof;

                    (iv) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (3)(a) thereof;

                    (v) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (i) through (iv) above, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                    (vi) if such Restricted Definitive Note is being transferred to the Operating Partnership or any of its Subsidiaries, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (3)(b) thereof; or

                    (vii) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in EXHIBIT D hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of the appropriate Restricted Global Note.

               (b) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                    (i) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (ii) the Security Registrar receives the following:

               (A) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of EXHIBIT C hereto, including the certifications in item (1)(c) thereof; or

               (B) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of EXHIBIT D hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (ii), if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     Upon satisfaction of the conditions of any of the subparagraphs in this Section 202(4)(b), the Trustee will cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

               (c) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

     If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (b)(i) or (b)(ii) above at a time when an Unrestricted Global Note has not yet been issued, the Operating Partnership will issue and, upon receipt of an Operating Partnership Request in accordance with Section 303 of the Base Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

          (5) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 202(5), the Security Registrar will register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 202(5).

               (a) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Security Registrar receives the following:

                    (i) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of EXHIBIT D hereto, including the certifications in item (1) thereof;

                    (ii) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transfer must deliver a certificate in the form of EXHIBIT D hereto, including the certifications in item (2) thereof; or

                    (iii) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of EXHIBIT D hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (b) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                    (i) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (ii) the Security Registrar receives the following:

               (A) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of EXHIBIT C hereto, including the certifications in item (1)(d) thereof; or

               (B) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of EXHIBIT D hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (ii), if the Security Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (c) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

          (6) Legends. The following legends will appear on the face of all Global Notes and Definitive Notes issued under this Sixth Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Sixth Supplemental Indenture.

               (a) Private Placement Legend.

                    (i) Except as permitted by subparagraph (ii) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN) THE HOLDER: (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”); (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE OPERATING PARTNERSHIP OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON

WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY, THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE, AND AN OPINION OF COUNSEL ACCEPTABLE TO THE OPERATING PARTNERSHIP THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH IN A CERTIFICATE OF TRANSFER AVAILABLE FROM THE TRUSTEE RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                    (ii) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to (2)(d), (4)(b), (4)(c), (5)(b), (5)(c) and (6) of Section 202 hereof (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

               (b) Each Global Note will bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY

MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          (7) Cancellation and Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 309 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

          (8) General Provisions Relating to Transfers and Exchanges.

               (a) To permit registrations of transfers and exchanges, the Operating Partnership will execute and the Trustee will authenticate Global Notes and Definitive Notes upon receipt of an Operating Partnership Request in accordance with Section 303 of the Base Indenture or at the Security Registrar’s request.

               (b) No service charge will be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 304 and 1107 of the Base Indenture.

               (c) The Security Registrar will not be required to register the transfer of or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               (d) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes will be the valid obligations of the Operating Partnership, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

               (e) Neither the Security Registrar nor the Operating Partnership will be required:

                    (i) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 1102 of the Base Indenture hereof and ending at the close of business on the day of selection;

                    (ii) to register the transfer of or to exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

                    (iii) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

               (f) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Paying Agent and the Operating Partnership may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Paying Agent or the Operating Partnership shall be affected by notice to the contrary.

               (g) The Trustee will authenticate Global Notes and Definitive Notes in accordance with Section 303 of the Base Indenture of the Indenture.

               (h) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 202 to effect a registration of transfer or exchange may be submitted by facsimile.

ARTICLE III.
MISCELLANEOUS PROVISIONS

     SECTION 301. DEFINITIONS. Except as set forth below, all capitalized terms used but not defined in this Sixth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture. Notwithstanding the foregoing, as used in this Sixth Supplemental Indenture, the following terms shall have the meanings set forth below:

          (1) “Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

          (2) “Clearstream” means Clearstream Banking, S.A.

          (3) “Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 201 hereof, substantially in the form of EXHIBIT A hereto, except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

          (4) “Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear system.

          (5) “Global Note Legend” means the legend set forth in Section 202(6)(b) hereof, which is required to be placed on all Global Notes issued under this Indenture.

          (6) “Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depository or its nominee, substantially in the form of EXHIBIT A hereto, and that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, issued in accordance with Sections 201 hereof.

          (7) “Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

          (8) “Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

          (9) “Non-U.S. Person” means a Person who is not a U.S. Person.

          (10) “Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

          (11) “Private Placement Legend” means the legend set forth in Section 202(6)(a) hereof to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

          (12) “QIB” means a “qualified institutional buyer” as defined in Rule 144A.

          (13) “Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 8, 2005, by and the Operating Partnership, the Parent Guarantor and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

          (14) “Regulation S Global Note” means a Global Note substantially in the form of EXHIBIT A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 903 of Regulation S.

          (15) “Regulation S” means Regulation S promulgated under the Securities Act.

          (16) “Restricted Definitive Note” means a Definitive Note bearing the Private Placement Legend that is sold to either Institutional Accredited Investors or QIBs.

          (17) “Restricted Global Note” means a Global Note bearing the Private Placement Legend.

          (18) “Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

          (19) “Rule 144” means Rule 144 promulgated under the Securities Act.

          (20) “Rule 144A” means Rule 144A promulgated under the Securities Act.

          (21) “Rule 903” means Rule 903 promulgated under the Securities Act.

          (22) “Rule 904” means Rule 904 promulgated under the Securities Act.

          (23) “Securities Act” means the Securities Act of 1933, as amended.

          (24) “Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.

          (25) “U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act.

          (26) “Unrestricted Definitive Note” means a Definitive Note that does not bear and is not required to bear the Private Placement Legend.

          (27) “Unrestricted Global Note” means a Global Note that does not bear and is not required to bear the Private Placement Legend.

     SECTION 302. EFFECTIVENESS. Upon the execution of this Sixth Supplemental Indenture, the Indenture shall be modified in accordance therewith and this Sixth Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder of Securities theretofore authenticated and delivered under the Indenture shall be bound thereby.

     SECTION 303. CONFIRMATION. The Indenture, as heretofore supplemented and amended by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Sixth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

     SECTION 304. GOVERNING LAW. This Sixth Supplemental Indenture, the Indenture and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York.

     SECTION 305. SEVERABILITY. In case any provision in this Sixth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 306. COUNTERPARTS. This Sixth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 307. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Sixth Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     SECTION 308. HEADINGS. The headings used for Articles and Sections herein are for convenience only and shall not affect the construction hereof.

[Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, in each case as of the day and year first above written.

AMB PROPERTY, L.P.

By:	AMB Property Corporation, its General Partner

By:	/s/ Michael A. Coke

Michael A. Coke
Executive Vice President and
Chief Financial Officer

AMB PROPERTY CORPORATION

By:	/s/ Michael A. Coke

Michael A. Coke
Executive Vice President and
Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Bradley E. Scarbrough

Name: Bradley E. Scarbrough
Title: Vice President, Corporate Trust Services

EXHIBIT A

[FORM OF GLOBAL NOTE]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN) THE HOLDER: (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”); (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER

THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE OPERATING PARTNERSHIP OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY, THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE, AND AN OPINION OF COUNSEL ACCEPTABLE TO THE OPERATING PARTNERSHIP THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH IN A CERTIFICATE OF TRANSFER AVAILABLE FROM THE TRUSTEE RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

No.:	CUSIP No.:

AMB PROPERTY, L.P.

5.094% Notes Due 2015
(U.S. $_________ Aggregate Principal Amount)

     AMB PROPERTY, L.P., a Delaware limited partnership (the “Operating Partnership,” which term includes any successor under the Indenture referred to below), for value received hereby promises to pay to ___, or registered assigns, the aggregate principal amount then shown on Schedule A hereto on June 30, 2015 (the “Stated Maturity Date”), and to pay interest thereon from July 11, 2005, semiannually on June 30 and December 30 of each year (each, an “Interest Payment Date”), commencing with December 30, 2005, to but excluding the Stated Maturity Date at the rate of 5.094% per annum until the principal hereof is paid or duly made available for payment.

     Interest on the 5.094% Notes Due 2015 (the “Notes”)shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 31 or November 30 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

     Payment of the principal of (and premium, if any), and the interest on the Notes shall be made at the office or agency of the Operating Partnership maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee located in the United States of America.

     This Note is one of a duly authorized issue of Securities of the Operating Partnership issued and to be issued under an Indenture dated as of June 30, 1998, by and among the Operating Partnership, AMB Property Corporation, a Maryland corporation (the “Guarantor”), and State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America (the “Predecessor Trustee”), as trustee thereunder, as supplemented by the First Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Second Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Third Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fourth Supplemental Indenture dated as of August 15, 2000, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fifth Supplemental Indenture dated as of May 7, 2002, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, and the Sixth Supplemental Indenture dated as of July 11, 2005, by and among the Operating Partnership, the Guarantor and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, as successor-in-interest to the Predecessor Trustee, as trustee thereunder (as so supplemented, together, the “Indenture”), to which such Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders, and the terms upon which the Notes shall be authenticated and delivered.

[Intentionally Left Blank]

     IN WITNESS WHEREOF, the Operating Partnership has caused this instrument to be duly executed.

Dated:

AMB PROPERTY, L.P.

By:	AMB PROPERTY CORPORATION, as General Partner

By:

Name: Michael A. Coke
Title: Executive Vice President and Chief Financial Officer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL
ASSOCIATION, as Trustee

By:

Name:
Title: Authorized Signatory

[REVERSE OF NOTE]

     The Notes shall be limited in aggregate principal amount to $________.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the indenture.

     The Indenture and the Notes may be amended as set forth in the Indenture.

     Subject to and in accordance with the provisions of the Indenture, the Notes shall be redeemable, in whole or in part, at any time before the Stated Maturity Date at the option of the Operating Partnership. The price to be paid by the Operating Partnership in connection with any such redemption on the applicable Redemption Date shall be as follows: (a) in the event that the Operating Partnership shall redeem any Notes at any time prior to June 30, 2012, the price to be paid in connection with such redemption shall be an amount equal to the greater of (i) 100% of the principal amount thereof and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date; (b) in the event that the Operating Partnership shall redeem any Notes on or after June 30, 2012, the price to be paid in connection with such redemption shall be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

     No reference herein to the Indenture and no provision of the Notes or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of and interest on the Notes, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

     Subject to and in accordance with the provisions of the Indenture, the transfer of the Notes may be registered on the Security Register upon surrender of any such Note for registration of transfer at the office or agency of the Operating Partnership maintained for the purpose in any place where the principal of and interest on the Notes are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees. The Notes shall be issuable only in registered form without coupons in the denominations of $1,000 and integral multiples of $1,000.

     Subject to and in accordance with the provisions of the Indenture, the Notes shall be exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture. Prior to due presentment of any Notes for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name such Note is registered as the owner hereof for all purposes, whether or not the Notes are overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

     Subject to and in accordance with the provisions of the Indenture, the Indenture contains provisions whereby (i) the Operating Partnership may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Operating Partnership may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Operating Partnership irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. Capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

[Intentionally Left Blank]

PARENT GUARANTEE

     FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with the Subsidiary Guarantors, if any, unconditionally guarantees to the Holder of the accompanying 5.094% Notes Due 2015 (the “Notes”) issued by AMB Property, L.P. (the “Operating Partnership”) under an Indenture dated as of June 30, 1998 (together with the Sixth Supplemental Indenture thereto, the “Indenture”) among the Operating Partnership, AMB Property Corporation, and U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company of California, N.A., as trustee (the “Trustee”), (a) the full and prompt payment of the principal of and premium, if any, on such Notes when and as the same shall become due and payable, whether on the Stated Maturity Date, by acceleration, by redemption, repurchase or otherwise, and (b) the full and prompt payment of the interest on such Notes when and as the same shall become due and payable, according to the terms of such Notes and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Stated Maturity Date, upon acceleration, by redemption, repayment or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Subsidiary Guarantors, if any, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Notes or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of the Parent Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or the Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or the Notes or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any Notes or consent or indulgence granted by the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Operating Partnership, any right to require a proceeding first against the Operating Partnership, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in such Notes and in this Parent Guarantee.

     No reference herein to such Indenture and no provision of this Parent Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the Notes.

     THIS PARENT GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     This Parent Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Parent Guarantee shall not be affected by the fact that it is not affixed to any particular Notes.

     An Event of Default under the Indenture or the Notes shall constitute an event of default under this Parent Guarantee, and shall entitle the Holders of Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

     Notwithstanding any other provision of this Parent Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against any other Guarantor or the Operating Partnership that arise from the existence or performance of its obligations under this Parent Guarantee (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against any Guarantor or the Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any Guarantor or the Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The undersigned hereby agrees not to exercise any rights which may be acquired by way of contribution under this Parent Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor’s Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by any Guarantor or the Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of such Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a “Preferential Payment” to the extent any Guarantor or the Operating Partnership makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

     To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Holders’ right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor’s Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to Holders may be determined to be a Preferential Payment.

     The obligations of the undersigned to the Holders of the Notes and to the Trustee pursuant to this Parent Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Parent Guarantee and all of the other provisions of the Indenture to which this Parent Guarantee relates.

     Capitalized terms used in this Parent Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

[Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned has caused this Parent Guarantee to be duly executed.

Dated:

AMB PROPERTY CORPORATION

By:

Name: Michael A. Coke
Title: Executive Vice President and Chief Financial Officer

FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) the Notes all as set forth below:

SOCIAL SECURITY /
OTHER IDENTIFYING
NUMBER OF ASSIGNEE:

NAME / ADDRESS OF
ASSIGNEE:

ATTORNEY-IN-FACT OF ASSIGNOR:

DATE:

     Please note that the signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	Tenants in common

______Custodian______Under Uniform Gifts to Minors Act ______
UNIF GIFT MIN ACT:	(State)

TEN ENT:	Tenants by the entireties

JT TEN:	Joint tenants with right of survivorship, not as tenants in common

     Additional abbreviations may also be used though not in the above list.

Schedule A

Schedule of Exchanges of Interests in the Global Note

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Principal Amount of
this Global Note
	Amount of Decrease in	Amount of Increase in	Following such	Signature of
	Principal Amount of	Principal Amount of	Decrease	Authorized Officer of
Date of Exchange	this Global Note	this Global Note	(or Increase)	Trustee or Custodian

EXHIBIT B

[FORM OF SUBSIDIARY GUARANTEE]

     FOR VALUE RECEIVED, the undersigned hereby jointly and severally with the Parent Guarantor pursuant to the Parent Guarantee and any other Subsidiary Guarantors under their respective Subsidiary Guarantees, unconditionally guarantees to the Holder of the accompanying 5.094% Notes Due 2015 (the “Notes”), issued by AMB Property, L.P. (the “Operating Partnership”) under an Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, as supplemented by that certain First Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, that Second Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, that certain Third Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, that certain Fourth Supplemental Indenture dated as of August 15, 2000, by and among the Operating Partnership, the Parent Guarantor and the Predecessor Trustee, and that certain Fifth Supplemental Indenture dated as of May 7, 2002, by and among the Operating Partnership, the Parent Guarantor and the Trustee (as so supplemented, and as supplemented by the Sixth Supplemental Indenture, together, the “Indenture”), (a) the full and prompt payment of the principal of and premium, if any, on such Notes when and as the same shall become due and payable, whether at the Stated Maturity Date (as defined in the Notes), by acceleration, by redemption, repurchase or otherwise, and (b) the full and prompt payment of the interest on such Notes when and as the same shall become due and payable, according to the terms of such Notes and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity Date, upon acceleration, by redemption or repayment or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Parent Guarantor pursuant to the Parent Guarantee and any other Subsidiary Guarantors under their respective Subsidiary Guarantees, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of any of them contained in the Indenture or any Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Notes or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or any Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or any Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under any Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of any Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of this Subsidiary Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership Trustee fully to perform any of its obligations set forth in the Indenture or any Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or any Notes or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any Notes or consent or indulgence granted to the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of any Guarantor or the Operating Partnership, any right to require a proceeding first against any other Guarantor or the Operating Partnership, protest or notice with respect to such Notes or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Notes and in this Subsidiary Guarantee.

     No reference herein to such Indenture and no provision of this Subsidiary Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the Notes.

     THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     The validity and enforceability of this Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

     An Event of Default under the Indenture or any Notes shall constitute an event of default under this Subsidiary Guarantee, and shall entitle the Holder of any Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

     Notwithstanding any other provision of this Subsidiary Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against any Guarantor or the Operating Partnership that arise from the existence or performance of its obligations under this Subsidiary Guarantee (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against any Guarantor or the Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any

Guarantor or the Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The undersigned hereby agrees not to exercise any rights which may be acquired by way of contribution under this Subsidiary Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned party on account of any such Guarantor’s Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to the undersigned, any payment made by any Guarantor or the Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of the Holders and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a “Preferential Payment” to the extent any Guarantor or the Operating Partnership makes any payment to Holder in connection with the Notes, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

     To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor or the Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Holders’ right to full payment and performance of the indebtedness and the undersigned shall not enforce any of its respective portion of the Guarantors’ Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor or the Operating Partnership or the undersigned to Holders may be determined to be a Preferential Payment.

     The undersigned’s liability (the “Base Guaranty Liability”) shall be that amount from time to time equal to the aggregate liability of the undersigned hereunder, but shall be limited to the lesser of (A) the aggregate amount of the obligation as stated in the second sentence of Section 1401 of the Indenture, and (B) the amount, if any, which would not have (i) rendered the undersigned “insolvent” (as such term is defined in Section 101(29) of the Federal Bankruptcy Code and in Section 271 of the Debtor and Creditor Law of the State of New York, as each is in effect at the date of the Indenture) or (ii) left the undersigned with unreasonably small capital at the time this Subsidiary Guarantee was entered into, after giving effect to the incurrence of existing Debt (as defined in the Indenture) immediately prior to such time, provided that, it shall be a presumption in any lawsuit or other proceeding in which the undersigned is a party that the amount guaranteed is the amount set forth in (A) above unless a creditor, or representative of creditors of the undersigned or a trustee in bankruptcy of the undersigned, as debtor in possession, otherwise proves in such a lawsuit that the aggregate liability of the undersigned is limited to the amount set forth in (B). In making any determination as to the solvency or sufficiency of capital of the undersigned in accordance with the previous sentence, the right of the undersigned to contribution from the other Guarantors, to subrogation and any other rights the undersigned may have, contractual or otherwise, shall be taken into account.

     The obligations of the undersigned to the Holder of any Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee and all of the other provisions of the Indenture to which this Subsidiary Guarantee relates.

     Capitalized terms in this Subsidiary Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Guarantee to be duly executed.

Dated: .

[NAME OF SUBSIDIARY]

By:

EXHIBIT C

[CERTIFICATE OF EXCHANGE]

AMB Property, L.P.
     c/o AMB Property Corporation
Pier One, Bay One
San Francisco, CA 94111

U.S. Bank National Association
Corporate Trust Services
633 West Fifth Street, 24th Floor
Los Angeles, CA 90071

Re:	AMP Property, L.P. —
5.094% Notes Due 2015 (CUSIP No. 00163M AF 1) (the “Notes”)

     REFERENCE IS HEREBY MADE to the Indenture dated as of June 30, 1998, by and among the AMB Property, L.P., a Delaware limited partnership, AMB Property Corporation, a Maryland corporation (the “Guarantor”), and State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America (the “Predecessor Trustee”), as trustee thereunder, as supplemented by the First Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Second Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Third Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fourth Supplemental Indenture dated as of August 15, 2000, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fifth Supplemental Indenture dated as of May 7, 2002, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, and the Sixth Supplemental Indenture dated as of July 11, 2005, by and among the Operating Partnership, the Guarantor and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, as successor-in-interest to the Predecessor Trustee, as trustee thereunder (as so supplemented, together, the “Indenture”). Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     [                                        ] (the “Owner”) owns and proposes to exchange the Notes or interest in such Notes specified herein, in the principal amount of $ [                                        ] in such Notes or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

[CHECK ALL THAT APPLY]

     (1) Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note.

     (a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (c) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (d) ☐ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the

Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (2) Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes.

     (a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

     (b) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ☐ Domestic Global Note or ☐ Regulation S Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Operating Partnership.

[Insert Name of Owner]

By:

Name:
Title:

EXHIBIT D

[CERTIFICATE OF TRANSFER]

AMB Property, L.P.
     c/o AMB Property Corporation
Pier One, Bay One
San Francisco, CA 94111

U.S. Bank National Association
Corporate Trust Services
633 West Fifth Street, 24th Floor
Los Angeles, CA 90071

Re:	AMB Property, L.P. —
5.094% Notes Due 2015 (CUSIP No. 00163M AF 1) (the “Notes”)

     REFERENCE IS HEREBY MADE to the Indenture dated as of June 30, 1998, by and among the AMB Property, L.P., a Delaware limited partnership, AMB Property Corporation, a Maryland corporation (the “Guarantor”), and State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America (the “Predecessor Trustee”), as trustee thereunder, as supplemented by the First Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Second Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Third Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fourth Supplemental Indenture dated as of August 15, 2000, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fifth Supplemental Indenture dated as of May 7, 2002, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, and the Sixth Supplemental Indenture dated as of July 11, 2005, by and among the Operating Partnership, the Guarantor and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, as successor-in-interest to the Predecessor Trustee, as trustee thereunder (as so supplemented, together, the “Indenture”). Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     [                                        ] (the “Transferor”) owns and proposes to transfer the Notes or interest in such Notes specified in ADDENDUM D attached hereto, in the principal amount of $ [                                        ] in such Note[s] or interests (the “Transfer”), to [                                        ] (the “Transferee”), as further specified in ADDENDUM D hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

     (1) Check if Transferee will take delivery of a beneficial interest in the Domestic Global Note or a Restricted Definitive Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Domestic Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

          (2) ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Restricted Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act , (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person . Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

          (3) Check and complete if Transferee will take delivery of a beneficial interest in the Domestic Global Note or a Restricted Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

     (a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Notes Act;

OR

     (b) ☐ such Transfer is being effected to the Operating Partnership or a Subsidiary thereof;

OR

     (c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

OR

     (d) ☐ such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of EXHIBIT E attached to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Domestic Global Note and/or the Restricted Definitive Notes and in the Indenture and the Securities Act.

          (4) Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

     (a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

     (b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed

Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

     (c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Operating Partnership.

[Insert Name of Transferor]

By:

Name:
Title:
Dated:

ADDENDUM D

(1)	The Transferor owns and proposes to transfer the following:

[CHECK ONE]

(a)	☐ a beneficial interest in the:

(i)	☐ Domestic Global Note (CUSIP ___), or

(ii)	☐ Regulation S Global Note (CUSIP ___), or

(b)	☐ Restricted Definitive Note.

(2)	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	☐ beneficial interest in the:

(i)	☐ Domestic Global Note (CUSIP ___), or

(ii)	☐ Regulation S Global Note (CUSIP ___), or

(iii)	☐ Unrestricted Global Note (CUSIP ___), or

(b)	☐ a Restricted Definitive Note, or

(c)	☐ an Unrestricted Definitive Note,

     in accordance with the terms of the Indenture.

EXHIBIT E

[INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]

AMB Property, L.P.
     c/o AMB Property Corporation
Pier One, Bay One
San Francisco, CA 94111

U.S. Bank National Association
Corporate Trust Services
633 West Fifth Street, 24th Floor
Los Angeles, CA 90071

Re:	AMB Property, L.P. —
5.094% Notes Due 2015 (CUSIP No. 00163M AF 1) (the “Notes”)

     REFERENCE IS HEREBY MADE to the Indenture dated as of June 30, 1998, by and among the AMB Property, L.P., a Delaware limited partnership, AMB Property Corporation, a Maryland corporation (the “Guarantor”), and State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America (the “Predecessor Trustee”), as trustee thereunder, as supplemented by the First Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Second Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Third Supplemental Indenture dated as of June 30, 1998, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fourth Supplemental Indenture dated as of August 15, 2000, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, the Fifth Supplemental Indenture dated as of May 7, 2002, by and among the Operating Partnership, the Guarantor and the Predecessor Trustee, and the Sixth Supplemental Indenture dated as of July 11, 2005, by and among the Operating Partnership, the Guarantor and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, as successor-in-interest to the Predecessor Trustee, as trustee thereunder (as so supplemented, together, the “Indenture”). Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with our proposed purchase of $[                                        ] aggregate principal amount of:

(1)	☐ beneficial interest in a Global Note, or

(2)	☐ Definitive Note,

we confirm that:

     (a) We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

     (b) We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (a) to the Operating Partnership or any Subsidiary thereof, (b) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (c) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Operating Partnership a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Operating Partnership to the effect that such transfer is in compliance with the Securities Act, (d) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (e) pursuant to the provisions of Rule 144(k) under the Securities Act or (f) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (a) through (f) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

     (c) We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Operating Partnership such certifications, legal opinions and other information as you and the Operating Partnership may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     (d) We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     (e) We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

     You and the Operating Partnership are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. This certificate and the statements contained herein are made for your benefit and the benefit of the Operating Partnership.

[Insert Name of Transferor]

By:

Name:
Title:

Dated: